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                                                                EXHIBIT 10(i)
                                                            to 9/30/97 FORM 10-Q

                      FIRST AMENDMENT TO RIGHTS AGREEMENT


        THIS AMENDMENT is made as of September 17, 1997 among Northern Trust Corporation a Delaware corporation (the "Company"), and Harris Trust and Savings Bank, an Illinois banking corporation (the "Rights Agent").

        WHEREAS, the Company and the Rights Agent entered into a Rights Agreement dated as of October 17, 1989 (the "Rights Agreement");

        WHEREAS, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement pursuant to Section 27 of the Rights Agreement;

        WHEREAS, no Distribution Date (as defined in the Rights Agreement) has occurred;

        WHEREAS, an appropriate officer of the Company has delivered a certificate to the Rights Agent which states that this amendment complies with the terms of Section 27 of the Rights Agreement; and

        WHEREAS, all acts and things necessary to make this First Amendment a valid, legal and binding instrument of the Company and the Rights Agent have been duly done, performed and fulfilled, and the execution and delivery hereof by each of the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent, respectively;

        NOW, THEREFORE, the Company and the Rights Agent hereby agree that:

        1. Pursuant to Section 27 of the Rights Agreement, Section 5(b) of the Rights Agreement is hereby amended by deleting the words "in Chicago, Illinois" from the first sentence thereof.

        2. Pursuant to Section 27 of the Rights Agreement, Section 7(a) of the Rights Agreement is hereby amended by deleting the words "in Chicago, Illinois" from the first sentence thereof.

        3. Pursuant to Section 27 of the Rights Agreement, Section 21 of the Rights Agreement is hereby amended by revising clause (a) in the fifth sentence thereof to read as follows: "(a) a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has
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at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000".

        4. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

        5. This First Amendment may be executed in two or more counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

        6. In executing and delivering this First Amendment, the Rights Agent shall be entitled to all of the priviledges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the day and year first above written.

                                                      NORTHERN TRUST CORPORATION
Attest:

By:  /s/Eileen C. Ratzka                 By: /s/ Peter L. Rossiter
   -----------------------------            ----------------------------
Name: Eileen C. Ratzka                   Name: Peter L. Rossiter
      --------------------------               -------------------------
Title: Assistant Secretary               Title: Executive Vice President

                                                   HARRIS TRUST AND SAVINGS BANK

Attest:

By:  /s/Dennis M. Sneyers                By: /s/ James S. Anderson
   -----------------------------            ----------------------------
Name:  Dennis M. Sneyers                 Name: James S. Anderson
      --------------------------               -------------------------
Title: Asst. Vice President              Title: Vice President





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